EX-99.906CERT

CERTIFICATIONS

Nitin N. Kumbhani, Chief Executive Officer, and Jennifer L. Leamer, Chief Financial Officer, of APEXcm Small/Mid Cap Fund (the “Registrant”), each certify to the best of his/her knowledge that:

1.	The Registrant’s periodic report on Form N-CSR for the period ended May 31, 2016 (the “Form N-CSR”) fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER

Ultimus Managers Trust	Ultimus Managers Trust

/s/ Nitin N. Kumbhani	/s/ Jennifer L. Leamer
Nitin N. Kumbhani, Principal Executive Officer of APEXcm Small/Mid Cap Fund	Jennifer L. Leamer, Treasurer and Principal Accounting Officer

Date: August 9, 2016	Date: August 9, 2016

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to The Cutler Trust and will be retained by The Cutler Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

EX-99.906CERT

CERTIFICATIONS

William S. Sloneker, Chief Executive Officer, and Jennifer L. Leamer, Chief Financial Officer, of Cincinnati Asset Management Funds: Broadmarket Strategic Income Fund (the “Registrant”), each certify to the best of his/her knowledge that:

1.	The Registrant’s periodic report on Form N-CSR for the period ended May 31, 2016 (the “Form N-CSR”) fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER

Ultimus Managers Trust	Ultimus Managers Trust

/s/ William S. Sloneker	/s/ Jennifer L. Leamer
William S. Sloneker, Principal Executive Officer of Cincinnati Asset Management Funds: Broadmarket Strategic Income Fund	Jennifer L. Leamer, Treasurer and Principal Accounting Officer

Date: August 9, 2016	Date: August 9, 2016

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to The Cutler Trust and will be retained by The Cutler Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

EX-99.906CERT

CERTIFICATIONS

Nicholas Chermayeff, Chief Executive Officer, and Jennifer L. Leamer, Chief Financial Officer, of Barrow Value Opportunity Fund and Barrow Long/Short Opportunity Fund (the “Registrant”), each certify to the best of his/her knowledge that:

1.	The Registrant’s periodic report on Form N-CSR for the period ended May 31, 2016 (the “Form N-CSR”) fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER

Ultimus Managers Trust	Ultimus Managers Trust

/s/ Nicholas Chermayeff	/s/ Jennifer L. Leamer
Nicholas Chermayeff, Principal Executive Officer of Barrow Value Opportunity Fund and Barrow Long/Short Opportunity Fund	Jennifer L. Leamer, Treasurer and Principal Accounting Officer

Date: August 9, 2016	Date: August 9, 2016

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to The Cutler Trust and will be retained by The Cutler Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

EX-99.906CERT

CERTIFICATIONS

Andrew G. Dassori, Chief Executive Officer, and Jennifer L. Leamer, Chief Financial Officer, of Wavelength Interest Rate Neutral Fund (the “Registrant”), each certify to the best of his/her knowledge that:

1.	The Registrant’s periodic report on Form N-CSR for the period ended May 31, 2016 (the “Form N-CSR”) fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

CHIEF EXECUTIVE OFFICER	CHIEF FINANCIAL OFFICER

Ultimus Managers Trust	Ultimus Managers Trust

/s/ Andrew G. Dassori	/s/ Jennifer L. Leamer
Andrew G. Dassori, Principal Executive Officer of Wavelength Interest Rate Neutral Fund	Jennifer L. Leamer, Treasurer and Principal Accounting Officer

Date: August 9, 2016	Date: August 9, 2016

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to The Cutler Trust and will be retained by The Cutler Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. 1350 and is not being filed as part of the Form N-CSR filed with the Commission.